UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2007

INTCOMEX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-134090	65-0893400
(Commission File Number)	(IRS Employer Identification No.)

3505 NW 107th Avenue, Miami, FL 33178

(Address, including Zip Code, of Principal Executive Offices)

(305) 477-6230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Intcomex, Inc. will conduct a conference call on Wednesday, August 22, 2007 at 10:00 a.m. (eastern daylight time) to discuss the results of operations for the three and six months ended June 30, 2007.

Title: Intcomex, Inc. Results of Operations as of 6/30/07

Conference Dates: 08/22/07

Start Time: 10:00 am ET / 9:00 am CT / 8:00 am MT / 7:00 am PT

Q&A: 719-457-2650 (Domestic US)

Q&A: 800-946-0742 (International)

Intcomex, Inc. issued a press release announcing its earnings conference call and providing its second quarter 2007 earnings on August 20, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated August 20, 2007 (Furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.

	By:	/s/ Russell A. Olson
Date: August 20, 2007	Name:	Russell A. Olson
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release, dated August 20, 2007 (Furnished herewith).

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